SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                _______________________________________________

                                 FORM 8-K



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    May 20, 2005
                                                  ____________________


                   COAST FINANCIAL HOLDINGS, INC.
________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)




        Florida                      000-50433               14-1858265
____________________________   ______________________   ____________________
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
                                                           Incorporation)
                                                           Identification
                                                              Number)




   1301 6th Avenue West, Suite 300, Bradenton, Florida            34205
   ____________________________________________________         ____________
        (Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code:   (941) 752-5900
                                                     __________________


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Item 1.01  Entry into a Material Definitive Agreement.

	On May 20, 2005, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), entered into an oral arrangement with M. Alex White, who was elected as a new director of the Company at the Company's annual meeting of shareholders on May 20, 2005, to provide to him as consideration for serving on the Board of Directors an option to purchase 5,000 Common Shares, par value $5.00 per share, of the Company for an exercise price of $17.95 per share (which was the closing price of the Common Shares on the Nasdaq SmallCap Market on May 20, 2005) as well as the same contractual indemnification as may be provided to any other director of the Company. The Company is in the process of preparing indemnification agreements for all of its directors.

	Mr. White's option will be granted pursuant to the Company's Amended and Restated 2003 Stock Option Plan, and such option will be governed by such plan and the form of Incentive Stock Option Agreement applicable thereto, both of which have previously been filed with the Securities and Exchange Commission and are incorporated by reference herein.

	A written summary description of the above referenced oral agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Exhibits.


        Exhibit No.  Description
        -----------  -----------

        10.1         Summary Description of Oral Arrangement with M. Alex White

        10.2 Coast Financial Holdings, Inc. Amended and Restated 2003 Stock Option Plan, dated September 3, 2003, and Form of Incentive Stock Option Agreement, incorporated herein by reference to Exhibit 10.2 to the to the Company's Registration Statement on Form SB-2 (Registration No. 333-108567) previously filed with the Securities and Exchange Commission.


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                              SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COAST FINANCIAL HOLDINGS, INC.

Date:  May 26, 2005         By:/S/ Brian F. Grimes
                               --------------------------------
                               Brian F. Grimes
                               Chief Financial Officer



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                              EXHIBIT INDEX
                              -------------


Exhibit No.  Description

   10.1      Summary Description of Oral Arrangement with M. Alex White

   10.2 Coast Financial Holdings, Inc. Amended and Restated 2003 Stock Option Plan, dated September 3, 2003, and Form of Incentive Stock Option Agreement, incorporated herein by reference to Exhibit 10.2 to the to the Company's Registration Statement on Form SB-2 (Registration No. 333-108567) previously filed with the Securities and Exchange Commission.


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